EXHIBIT 10(ii)


 [Aetna Graphic]                                       [Aetna Express Graphic]
 LIFE INSURANCE PRE-APP

                     Aetna Life Insurance and Annuity Co.
                     151 Farmington Avenue
                     Hartford, CT  06156-1961
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 File No.               State of Delivery                 TIA Form if required
                                                          [ ]Yes  [ ]No
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 Cash with App       Amount
 [ ]Yes [ ]No        $
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 1.  PROPOSED INSURED
 Print Full Legal Name (First, Middle, Last)    Sex:      Date of Birth:   SSN:
                                                [ ]M [ ]F

 Residence Address, City, State and Zip Code              Place of Birth:
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 2.  OCCUPATION INFORMATION
 Employer Name:                  Occupation:            Annual Income:
                                                        $
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 3.  REPLACEMENT INFORMATION
 Will life insurance or annuity in any Company be replaced or changed if insurance applied for is issued: [ ]Yes [ ]No
 If Yes,  [ ]Internal   [ ]External   [ ]Internal 1035   [ ]External 1035
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 4.  PLAN INFORMATION
     Basic Plan________________________     Face Amount $_____________________
     Death Benefit Option (if applicable)_____________________
             Modal Premium $_______________  Planned Premium $______________
     List Supplemental Benefits/Riders & Amounts (e.g. WP, ADB, EPOR, ROPR, for CIR submit app supplement)
     ______________________   _______________________   ______________________
     ______________________   _______________________   ______________________
     ______________________   _______________________   ______________________
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 5.  BILLING INFORMATION
     [ ]Direct Bill         [ ]ACP (Bank Draft)  [ ]Annual     [ ]Semi-Annual
     [ ]Aetna Salary Budget [ ]List Bill         [ ]Quarterly  [ ]Monthly (ACP/
                                                                  List Bill)
                                                                  Plan
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 6.  BENEFICIARY INFORMATION
 Primary - Name:            SSN:       Relationship:      Share/Proceed Amount

 Secondary (if any):        SSN:       Relationship:      Share/Proceed Amount

 Final Designation:
 [ ]Estate of the Insured
 [ ]Executors or Administrators of the Survivor of the Beneficiary (ies).
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 7.  OWNER INFORMATION (IF OTHER THAN THE PROPOSED INSURED)
 Primary - Name/DOB:        SSN:       Relationship:      Share/Proceed Amount

 Secondary (if any):        SSN:       Relationship:      Share/Proceed Amount
 Final Designation:
 [ ]Insured  [ ]Insured at legal age in delivery state
 [ ]Executors or Administrators of the Survivor of the Owner(s).
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 8.  PAYOR INFORMATION
 [ ]Same as Owner (Provide address information)   [ ]Other (if other complete)
 Name:                      Relationship                  SSN/TIN:

 Residence Address, City, State and Zip Code

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 9.  TOBACCO & HEALTH INFORMATION
 In the past twelve (12) months have you used tobacco in any form?
 [ ]Y   [ ]N
 Have you in the last ten (10) years had or been treated for diabetes, cancer, heart disease, alcoholism, drug abuse or high blood pressure?
 [ ]Y   [ ]N
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 10.  CONTACT INFORMATION
 Contact me at:            Home Phone:               Business Phone:
 [ ]Home [ ]Work [ ]Both   (   )                     (   )
 Best Time to Call:        From/AM-PM   To/AM-PM     From/AM-PM    To/AM-PM

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 11.  AGENT INFORMATION
 Is the proposed insurance for business purposes?             [ ]Y   [ ]N
 If Yes, are other principals commensurately insured?         [ ]Y   [ ]N
 Is application in Lieu of Group?                             [ ]Y   [ ]N
 If Proposed insured is under age 15, are parents/guardians
      and all siblings insured?                               [ ]Y   [ ]N
 If Yes, please provide amounts:  $___________________________________________
 Besides yourself will any other third party be compensated to influence the applicant's decision to purchase this policy? [ ]Yes [ ]No.
 If yes, provide the name of that third party ________________________________

 Agency  Code  Agent  Life Code Agent Name  (print)  Agent  Split  Information
 _____________  _________________  __________________  _______________________
 _____________  _________________  __________________  _______________________
 _____________  _________________  __________________  _______________________
 Agent          Address:          Phone          Number:          (          )
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 ANY PERSON WHO KNOWINGLY  PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF
 A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON.
 The answers above are true and complete to the best of my knowledge and belief. I agree that coverage can take effect only if the proposed insured is alive, all answers in the Life Application material to the risk are still true and complete when the policy is delivered and the entire first premium is paid. I agree to advise the Company or producer in writing of any known or suspected changes in the health of the proposed insured or of any changes to any answers on this Pre-App or the Life Application prior to delivery of the policy.
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 SIGNATURE OF (PROPOSED) INSURED                                        DATE

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 SIGNATURE OF APPLICANT/POLICYOWNER, IF OTHER THAN PROPOSED INSURED     DATE

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 SIGNATURE OF AGENT                       AGENT LICENSE#                DATE

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 SIGNED AT (CITY, STATE)

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 AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION
 On behalf of myself or any minor children proposed for insurance in this application, I hereby authorize: any licensed physician, medical practitioner, hospital, clinic or medically related facility, insurance company, consumer reporting agency, and MIB, Inc. to release to Aetna Life Insurance and Annuity Company for purposes of determining eligibility for life insurance coverage or claim for benefits: Any information or records concerning the mental and physical history, condition and treatment, general character, habits, reputation, mode of living, occupation, income, financial status, aviation activities, and hazardous hobbies of any proposed insured. I understand that the information released under this authorization will be used for purposes of determining eligibility for life coverage or claims for benefits and I authorize Aetna to redisclose the information for those purposes to MIB, Inc, to any reinsurer and to other life insurance companies with whom I have or may apply for coverage or to whom a claim for benefits may be submitted. This authorization is valid until 2 years after the effective date of any policy issued in connection with this authorization, or for use in an investigation of a claim for benefits that is submitted on this policy within this two year period. A photocopy of this authorization is as valid as the original.

 I have received Aetna's Underwriting Notice, which includes the MIB, Inc., and Fair Credit Reporting Act Notices. I understand that information pertaining to me will not be disclosed without my authorization except as described under "Disclosure of Information to Others" in the accompanying Underwriting Notice, or as otherwise permitted or required by law.

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 SIGNATURE OF (PROPOSED) INSURED                          Date

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[GRAPHIC OMITTED]

                   AETNA LIFE INSURANCE AND ANNUITY COMPANY
                          HARTFORD, CONNECTICUT 06156
                         SUPPLEMENT TO APPLICATION FOR
           FLEXIBLE PREMIUM GROUP VARIABLE UNIVERSAL LIFE INSURANCE

 1.  Proposed Insured A:    JOHN                 J.                    DOE
                        ------------------------------------------------------
                           First              Middle                   Last
     Proposed Insured B:
                        ------------------------------------------------------
                           First              Middle                   Last

 2.  Initial Specified Amount: $ 50,000   3.  Death Benefit:
                                              [X]Option 1 (The policy value is
                                                 included in the Specified
                                                 Amount)
                                              [ ]Option 2 (The policy value is
                                                 in addition to the Specified
                                                 Amount)

 4.  Premiums:
     Billing Frequency: [ ] Direct Annual  [ ] Direct Semi-Annual
                        [ ] Direct Quarterly
                        [X] Payroll Deduction
                        [ ] Automatic Check Plan (ACP)
                        [ ] Add to Existing ACP No: ______________
                        [ ] Other:   _____________________________
                        [ ] Other:   _____________________________

    Premium to be billed:[X] Basic Modal Premium: $XXX.XX or
                         [ ] Planned Model Premium:  $__________
    Additional payment submitted with application:  $___________

 5. Premium Payment Allocation (whole %)
 [  100%        General Fixed Account                              Janus Aspen Aggressive Growth Portfolio
    --------                                            --------
                Aetna Variable Fund                                Janus Aspen Worldwide Growth Portfolio
    --------                                            --------
                Aetna Income Shares                                Janus Aspen Balanced Portfolio
    --------                                            --------
                Aetna Variable Encore Fund                         Janus Aspen Short-Term Bond Portfolio
    --------                                            --------
                Aetna Investment Advisers Fund, Inc.               Aetna Ascent Variable Portfolio
    --------                                            --------
                TCI Growth                                         Aetna Crossroads Variable Portfolio
    --------                                            --------
                Scudder International Portfolio                    Aetna Legacy Variable Portfolio
    --------                                            --------
                Alger American Small Cap Portfolio                 Fidelity VIP Equity-Income Portfolio
    --------                                            --------
                Janus Aspen Growth Portfolio                       Fidelity VIP Contrafund Portfolio]
    --------                                            --------

 6. Supplemental Benefits:
      Disability Benefit Rider: Insured A: [ ]Yes Insured B: [ ] Yes Split Option Amendment Rider: Insured A: ____% Split,
                                    Insured B: ____% Split Total = 100%
      Four Year Term Rider: [ ]Yes   [ ]No
      Accelerated Benefit Rider: [ ]Yes   [ ]No
      Accidental Death Benefit Rider: [ ] Yes   [ ]No
      Others:  _______________________________________________
               _______________________________________________
               _______________________________________________

                                  SUITABILITY

 The rules of the National Association of Securities Dealers, Inc. require that the Sales Representative have reasonable grounds to believe that the sale is suitable for the OWNER, based on information provided by the OWNER as shown on this form and on information known by the Sales Representative.

 7. Owner Taxpayer Identification Number:     [ ]Individual   ###-##-####
    [ ]Partnership   [ ]Corporation   [ ]Trustee
    [ ]Other [ ][ ]-[ ][ ][ ][ ][ ][ ][ ]

 8. Age(s) - Insured A: 35, Insured B:___
 9. Citizenship(s) - Insured A: US    Insured B:  __________

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 10. Marital Status - Insured A: M, Insured B:____
 11. Number of Dependents - Insured A: 0, Insured B:____
 12. Occupation - Insured A: TEACHER,  Insured B:_____________________________
 13. Employer's Name(s) & Address(es): CITY OF NEW YORK
 14. Investment Objectives (check all applicable objectives)
     [ ] Retirement Income
     [ ] Long-Term Growth
     [ ] Conservation of Principal
 15. Insurance Objectives (check all applicable objectives)
     [ ] Estate Creation
     [ ] Estate Conservation
 16. Is the Certificate in accord with your insurance objectives and
     anticipated financial need   [ ]Yes  [ ]No
 17. Total Income of Immediate Family
     [ ] $ 250,000+
     [X] $ 100,000 - $ 249,999
     [ ] $  50,000 - $  99,999
     [ ] $  35,000 - $  49,999
     [ ] $  25,000 - $  34,999
     [ ] $  20,000 - $  24,999
     [ ] $  15,000 - $  19,999
     [ ] $  10,000 - $  14,999
     [ ] Under $10,000

 18: Estimated Net Worth of Immediate Family
     [ ] $1,000,000+
     [ ] $  500,000 - $ 1,000,000
     [X] $  250,000 - $   500,000
     [ ] $  100,000 - $   250,000
     [ ] Under $100,000

 19. Is the Owner associated with an National Association of Securities Dealers,
     Inc. firm?  [ ]Yes   [X]No

 20. If Certificate is jointly, or business, owned, please provide the name(s) and signature(s) of the person(s) authorized to exercise rights under this Certificate:________________________________________________________

 I UNDERSTAND THAT:
     THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONDITIONS.

     POLICY VALUES NOT IN THE FIXED ACCOUNT MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT.

     THE AMOUNT OF THE MATURITY BENEFIT IS NOT GUARANTEED BUT IS DEPENDENT UPON THE THEN SURRENDER VALUE.

     ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, CERTIFICATE VALUES, AND SURRENDER VALUES ARE AVAILABLE UPON REQUEST.

I hereby acknowledge receipt of Prospectus dated MAY, 1997 for all applicable prospectus(es) pertaining to the Separate Account and all of the variable options under the Certificate.

                     Signed at    HARTFORD, CONNECTICUT      on    07/15/97
                              ------------------------------    --------------
                                     (City, State)                (Mo/Day/Yr)

                            by        JOHN J. DOE
                              ------------------------------
                                   Signature of Owner
                            by
                              ------------------------------
                                   Signature of Owner

                                      I. M. AGENT
                       ------------------------------------------
                         Signature of Registered Representative

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